UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2006

YTB International, Inc.

(Exact Name of Company as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18412	20-2181181
(Commission File Number)	(IRS Employer Identification No.)

560 Sylvan Avenue Englewood Cliffs, New Jersey	07632
(Address of Principal Executive Offices)	(Zip Code)

 (201) 567-8500

(Company’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

YTB International, Inc., a Delaware corporation (the “Company”) has initiated an internal inquiry into (i) possible improper recognition of approximately $30,000 in revenue for the period ended June 30, 2005 as reported in the Company’s Form 10-QSB for the period ended June 30, 2005, which possible improper recognition the Company believes was rectified in its Form 10-QSB for the period ended September 30, 2005, and (ii) the probability that Dischino & Associates, P.C., the Company’s former independent auditor, was not independent during a portion of the period in which it performed services on behalf of the Company. The Company will determine what corrective action, if any, will be taken promptly following the completion of the inquiry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YTB INTERNATIONAL, INC.

Date: January 19, 2006	By:	/s/ John Clagg
Name: John Clagg
Title: Chief Financial Officer